UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2026

WORKDAY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 20, 2026, the Board of Directors of Workday, Inc. (“Workday”) amended and restated the Workday, Inc. Executive Severance and Change in Control Policy (the “Policy”). The purpose of the amendments to the Policy (the “Amendments”) is to revise and provide the following benefits in the event of a participant’s Non-CIC Qualifying Termination (as defined in the Policy):

•the reduction of the time period for the exclusion of equity awards from the acceleration benefit set forth in the Policy from awards granted within the twelve (12) months immediately prior to the date of the participant’s termination to awards granted within the three (3) months immediately prior to the date of the participant’s termination; and
•a change to the calculation of the lump sum cash payment provided to the participant in Section (i)(b) or (ii)(b) of the Section entitled Benefits Upon a Non-CIC Qualifying Termination such that:
◦if the termination occurs after the end of the prior fiscal year but before the payout date of the annual bonus for such prior fiscal year, a lump sum bonus equivalent payment for the prior fiscal year, based on an individual performance percentage of 100% and actual achievement of the company’s performance goals, minus any portion of the annual bonus paid to the participant for the prior fiscal year; and
◦a lump sum cash payment equivalent to one times the participant’s target bonus for the fiscal year in which the participant’s termination occurs, pro rata based on the date of the termination, minus any portion of the annual bonus paid to the participant for the prior fiscal year.

Other than the Amendments, the compensation and benefits provided under the Policy are unchanged, and a description of the Policy has been previously included in the Forms 8-K filed by Workday on November 26, 2024, and December 1, 2023.

The above description of the Policy, as amended by the Amendments, does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy, as amended by the Amendments, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Description
10.1	Workday, Inc. Executive Severance and Change in Control Policy, as amended

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 24, 2026

Workday, Inc.
/s/ Richard H. Sauer
Richard H. Sauer Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary